                                LEASE AGREEMENT

                                by and between

                            Micron Technology, Inc,
                      a Delaware corporation ("Landlord")

                                      and

                                PixTech, Inc.,
                        a Delaware corporation (Tenant)

                                 LEASE SUMMARY
                                 -------------

Lease Date:                       05/19/99
----------

Landlord:                         Micron Technology, Inc., a Delaware
--------                          corporation.


Tenant:                           PixTech, Inc., a Delaware corporation
------

Contact (Landlord):               Jan Nowak
------------------

Premises:                         3000 South Denver Way
--------                          Boise, ID  83705


Building Square Footage:          Deemed to be 72,924 square feet
-----------------------

Lease Term (Section 2):           36 months (plus any partial month at the
-----------                       commencement of the Lease Term)


Monthly Rent (Section 3.1)        $25,000.00 per month (subject to adjustment)
------------

Address for Notices               To Landlord
-------------------               -----------
(Section 16.9):                   8000 S. Federal Way
                                  Boise, ID 83716-9632
                                  Attn:  Jan Nowak

                                  To Tenant
                                  ---------
                                  At the Premises
                                  Attn:  Michel Garcia

     The provisions of the Lease identified above in parentheses are those provisions making reference to the above-described Lease terms. Each reference in the Lease shall incorporate the applicable Lease terms. In the event of any conflict between this Lease Summary and the Lease, the Lease shall control.

LANDLORD:                           TENANT:

MICRON TECHNOLOGY,                  PIXTECH, INC., a Delaware
INC., a Delaware corporation        corporation

By: /s/ W. G. Stover                By: /s/ Dieter Mezger
    ----------------                    -----------------
Printed                             Printed
Name:                               Name:
     -----------------------              --------------------------
Title:                              Title:
      ----------------------              --------------------------


By:                                 By:
   -------------------------            ----------------------------
Printed                             Printed

Name:                               Name:
     -----------------------              --------------------------
Title:                              Title:
      ----------------------              --------------------------

                               TABLE OF CONTENTS


                                                                  Page
                                                                  ----
1.   DEFINITIONS..................................................  1
     1.1   Access Fee.............................................  1
     1.2   Additional Rent........................................  1
     1.3   Adjacent Property......................................  1
     1.4   Agreed Interest Rate...................................  1
     1.5   Appraisers.............................................  1
     1.6   Building...............................................  1
     1.7   Claims.................................................  1
     1.8   CDAS...................................................  1
     1.9   Commencement Date......................................  1
     1.10  Default or Event of Default............................  1
     1.11  Effective Date.........................................  1
     1.12  Environmental Laws.....................................  1
     1.13  Extended Lease Term....................................  2
     1.14  Hazardous Materials....................................  2
     1.15  Hazardous Materials Questionnaire......................  2
     1.16  Initial Lease Term.....................................  2
     1.17  Landlord...............................................  2
     1.18  Landlord Representative................................  2
     1.19  Law....................................................  2
     1.20  Lease..................................................  2
     1.21  Lease Term.............................................  2
     1.22  Leasehold Improvements.................................  2
     1.23  Lender.................................................  2
     1.24  Micron.................................................  3
     1.25  Monthly Rent...........................................  3
     1.26  Other Areas............................................  3
     1.27  Party..................................................  3
     1.28  Permitted Use..........................................  3
     1.29  Pollution Conditions...................................  3
     1.30  Premises...............................................  3
     1.31  Prepaid Rent...........................................  3
     1.32  Private Restrictions...................................  3
     1.33  PVS....................................................  3
     1.34  Real Property Taxes....................................  3
     1.35  Security Instruments...................................  4
     1.36  Site Plan..............................................  4
     1.37  Tenant.................................................  4
     1.38  Tenant's Agent or Agent................................  4
     1.39  Tenant's Minimum Liability Insurance Coverage..........  4
     1.40  Trade Fixtures.........................................  4
     1.41  Transfer...............................................  4

                               TABLE OF CONTENTS
                                  (continued)

                                                                  Page
                                                                  ----
2.   TERM AND ACCEPTANCE..........................................  4
     2.1   Option to Extend.......................................  4

3.   RENT.........................................................  5
     3.1  Monthly Payments........................................  5
     3.2  Additional Rent.........................................  5
     3.3  Payment of Rent.........................................  5
     3.4  Late Charge and Interest on Rent in Default.............  5
     3.5  Prepayment of Rent......................................  6

4.   USE OF PREMISES..............................................  6
     4.1  Limitation on Type......................................  6
     4.2  Compliance with Laws and Private Restrictions...........  6
     4.3  Insurance Requirements..................................  7
     4.4  Outside Areas...........................................  7
     4.5  Signs...................................................  7
     4.6  Rules and Regulations...................................  7
     4.7  Parking.................................................  7
     4.8  Window Coverings........................................  8
     4.9  Auctions................................................  8

5.   TRADE FIXTURES AND LEASEHOLD IMPROVEMENTS....................  8
     5.1  Trade Fixtures..........................................  8
     5.2  Leasehold Improvements..................................  8
     5.3  Alterations Required by Law.............................  9
     5.4  Liens...................................................  9

6.   REPAIR AND MAINTENANCE.......................................  9
     6.1  Tenant's Obligation to Maintain.........................  9
     6.2  Control of Other Areas.................................. 10
     6.3  Tenant's Negligence..................................... 11

7.   UTILITIES.................................................... 11
     7.1  Utilities............................................... 11
     7.2  Compliance with Governmental Regulations................ 11
     7.3  PVS and CDAS............................................ 11

8.   REAL PROPERTY TAXES.......................................... 12
     8.1  Real Property Taxes Defined............................. 12
     8.2  Tenant's Obligation to Reimburse........................ 12
     8.3  Taxes on Tenant's Property.............................. 13

9.   INSURANCE.................................................... 13
     9.1  Tenant's Insurance...................................... 13

                              TABLE OF CONTENTS
                                 (continued)

                                                                  Page
                                                                  ----
     9.2  Landlord's Insurance.................................... 15
     9.3  Tenant's Obligation to Reimburse........................ 15
     9.4  Release and Waiver of Subrogation....................... 16

10.  LIMITATION ON LANDLORD'S LIABILITY AND INDEMNITY............. 16
     10.1  Limitation on Landlord's Liability..................... 16
     10.2  Limitation on Tenant's Recourse........................ 16
     10.3  Indemnification of Landlord............................ 17
     10.4  Indemnification of Tenant.............................. 17

11.  DAMAGE TO PREMISES........................................... 17
     11.1  Landlord's Duty to Restore............................. 17
     11.2  Landlord's Right to Terminate.......................... 18
     11.3  Tenant's Right to Terminate............................ 18
     11.4  Abatement of Rent...................................... 18

12.  CONDEMNATION................................................. 19
     12.1  Taking of Premises..................................... 19
     12.2  Termination By Tenant.................................. 19
     12.3  Restoration and Abatement of Rent...................... 19
     12.4  Temporary Taking....................................... 19
     12.5  Division of Condemnation Award......................... 20

13.  DEFAULT AND REMEDIES......................................... 20
     13.1  Events of Tenant's Default............................. 20
     13.2  Landlord's Remedies.................................... 21
     13.3  Landlord's Default and Tenant's Remedies............... 23
     13.4  Waiver................................................. 23

14.  ASSIGNMENT AND SUBLETTING.................................... 23
     14.1  By Tenant.............................................. 23
     14.2  By Landlord............................................ 26

15.  WASTE DISPOSAL AND HAZARDOUS MATERIALS....................... 26

     15.1  Waste Disposal......................................... 26
     15.2  Hazardous Materials.................................... 26

16.  GENERAL PROVISIONS........................................... 28
     16.1  Landlord's Right to Enter.............................. 28
     16.2  Surrender of the Premises.............................. 28
     16.3  Holding Over........................................... 28
     16.4  Subordination.......................................... 29
     16.5  Tenant's Attornment.................................... 29
     16.6  Lender Protection...................................... 29

                              TABLE OF CONTENTS
                                 (continued)

                                                                  Page
                                                                  ----
     16.7  Estoppel Certificates and Financial Statements......... 30
     16.8  Force Majeure.......................................... 30
     16.9  Notices................................................ 30
     16.10 Attorneys' Fees........................................ 31
     16.11 Corporate Authority.................................... 31
     16.12 Miscellaneous.......................................... 31
     16.13 Brokerage Commissions.................................. 32
     16.14 Consents and Approvals................................. 32
     16.15 Termination by Exercise of Option...................... 32
     16.16 Entire Agreement....................................... 33

EXHIBITS

     Exhibit A - Description of Premises

     Exhibit B - Site Plan

     Exhibit C - Tenant Trade Fixtures

     Exhibit D - Roof Repairs

     Exhibit E - Hazardous Materials Questionnaire

                                LEASE AGREEMENT

     THIS LEASE AGREEMENT, dated May 19, 1999, for reference purposes only, is made by and between MICRON TECHNOLOGY, INC., a Delaware corporation ("Landlord"), and PIXTECH, INC., a Delaware corporation ("Tenant").

1.   DEFINITIONS:  Any term that is given a special meaning by this Section 1 or
     -----------
by any other provision of this Lease (including the exhibits attached hereto) shall have such meaning when used in this Lease or any addendum or amendment hereto.

     1.1  Access Fee: "Access Fee" shall have the meaning set forth in Section
          ----------
7.3

     1.2  Additional Rent: "Additional Rent" shall have the meaning set forth in
          ---------------
Section 3.2.

     1.3  Adjacent Property: "Adjacent Property" means the parcel of land
          -----------------
located adjacent to the Premises, which is also owned by Micron Technology, Inc. and which shares curb cuts with the Premises.

     1.4  Agreed Interest Rate:  "Agreed Interest Rate" means that interest rate
          --------------------
determined as of the time it is to be applied that is equal to the lesser of (i) four percent (4%) plus the "prime rate" reported in the Wall Street Journal as published closest prior to the date when due, or (ii) the maximum interest rate permitted by law.

     1.5  Appraisers:  "Appraisers" means Knipe & Knipe, Inc. and Thornton
          ----------
Oliver Commercial Real Estate Brokers, or such other appraiser(s) the Parties may agree upon to determine the Monthly Rent during the Extended Lease Term.

     1.6  Building:   "Building" means that certain building (deemed to be
          --------
72,924 square feet) located on the Premises. The Building shall include the central utilities pad as reflected on the Site Plan.

     1.7  Claims:  "Claims" shall have the meaning set forth in Section 10.3.
          ------
     1.8  CDAS:  "CDAS" shall have the meaning set forth in Section 7.3.
          ----
     1.9  Commencement Date: "Commencement Date" means the date on which the
          -----------------
"Closing" as defined in that certain Acquisition Agreement by and between Landlord and Tenant, dated May 19, 1999, has occurred.

     1.10 Default or Event of Default: "Default" or "Event of Default" shall
          ---------------------------
have the meaning set forth in Section 13.

     1.11 Effective Date: "Effective Date" means the date the last signatory to
          --------------
this Lease whose execution is required to make it binding on the parties hereto has executed this Lease.

     1.12 Environmental Laws: "Environmental Laws" shall have the meaning set
          ------------------
forth in Section 15.2.1.1.

     1.13 Extended Lease Term:  "Extended Lease Term" shall have the meaning set
          -------------------
forth in Section 2.1.

     1.14 Hazardous Materials:  "Hazardous Materials" shall have the meaning set
          -------------------
forth in Section 15.2.1.2.

     1.15 Hazardous Materials Questionnaire:  "Hazardous Materials
          ---------------------------------
Questionnaire" shall have the meaning set forth in Section 15.2.2.

     1.16 Initial Lease Term:  "Initial Lease Term" shall be the period of time
          ------------------
commencing on the Commencement Date and ending on the last day of the thirty-sixth (36th) full calendar month succeeding the Commencement Date, unless sooner terminated as provided herein.

     1.17 Landlord:  "Landlord" means Micron Technology, Inc., a Delaware
          --------
corporation.

     1.18 Landlord's Representative:  "Landlord's Representative" shall
          -------------------------
include the following individuals: Micron's Vice President of Facilities; Micron's security personnel; Micron's plant engineering personnel; Micron's plant operations and maintenance personnel; Micron's environmental personnel; Micron's property coordinators; Micron's legal counsel for environmental and facility matters; engineers, contractors, and consultants performing specific projects on behalf of Landlord relative to Section 16.1(iv). Landlord shall provide Tenant a list of the names of the above individuals performing on behalf of Landlord. Landlord, by written notice to Tenant, shall update the list should any of the individuals listed thereon need to be changed or replaced.

     1.19 Law: "Law" means any judicial decision, statute, constitution,
          ---
ordinance, resolution, regulation, rule, administrative order, or other requirement of any municipal, county, state, federal, or other government agency or authority having jurisdiction over the parties to this Lease or the Premises or both, in effect either at the Effective Date of this Lease or any time during the Lease Term, including, without limitation, any regulation, order, or policy of any quasi-official entity or body (e.g., board of fire examiners, public utilities or special districts).

      1.20 Lease: "Lease" means this printed lease, and all exhibits attached
           -----
hereto, as the same may be amended in accordance with this Lease from time to time; all of which are attached hereto and incorporated herein by this reference.

     1.21 Lease Term: "Lease Term" shall be the period of time encompassing
          ----------
both the Initial Lease Term and, if properly elected, the Extended Lease Term, unless sooner terminated as provided herein.

     1.22 Leasehold Improvements:  "Leasehold Improvements" means all
          ----------------------
improvements, additions, alterations, and fixtures installed in the Premises by Tenant at its expense which are not Trade Fixtures.

     1.23 Lender: "Lender" means any beneficiary, mortgagee, secured party, or other holder of any deed of trust, mortgage or other written security device or agreement affecting the Premises, and the note or other obligations secured by it.

     1.24 Micron:  "Micron" means Micron Technology, Inc., a Delaware
          ------
corporation.

     1.25 Monthly Rent: "Monthly Rent" means the monthly rent payable by
          ------------
Tenant pursuant to Section 3.

     1.26 Other Areas: "Other Areas" means all areas and facilities within
          -----------
the Premises, other than the Building (including, but not limited to, the parking areas, driveways, curb cuts, pedestrian sidewalk, landscaped areas, trash enclosures, and the like).

     1.27 Party:  "Party" or "Parties" shall have the meaning set forth in
          -----
Section 16.12.

     1.28 Permitted Use: "Permitted Use" means the use of the Premises for
          -------------
research, development, manufacturing, marketing, and sales of field emission displays , in accordance with all Laws and Private Restrictions. The "Permitted Use" may be modified only with the consent of the Landlord, which consent may be withheld, if (i) the requested use is incompatible with any other tenants in the vicinity of the Premises, including, without limitation, tenants of the Adjacent Property, (ii) involves the use of Hazardous Materials Section or other dangerous materials or processes, (iii) violates applicable Laws or Private Restrictions, (iv) reduces the Landlord's financial security in the Lease, or
(v) is otherwise unsuitable in Landlord's reasonable opinion.

     1.29 Pollution Conditions: "Pollution Conditions" shall have the meaning
          --------------------
set forth in Section 9.1.1.2.iii.

     1.30 Premises: "Premises" means that real property comprised of the
          --------
Building and Other Areas with all improvements now or hereafter located thereon commonly known as 3000 South Denver Way, Boise, Idaho 83705 and more particularly described on Exhibit A, which is attached hereto and incorporated
                          ---------
herein by this reference; provided, however, that subject to Section 6.2, Landlord may change the boundaries and composition of the Other Areas and, thereafter the term "Premises" shall refer to such real property so enlarged or reduced, so long as such change does not materially interfere with Tenant's use and quiet enjoyment of the Premises.

     1.31 Prepaid Rent: "Prepaid Rent" means the sum of Twenty Five Thousand
          ------------
Dollars and No Cents ($25,000.00).

     1.32 Private Restrictions:  "Private Restrictions" means all covenants,
          --------------------
conditions and restrictions, private agreements, reciprocal easement agreements and any other instruments (herein "encumbrances") affecting the use of the Premises recorded in the official records of the county in which the Premises is located as of the Effective Date, and all encumbrances so recorded after the Effective Date which do not materially interfere with Tenant's then existing use of the Premises or, alternatively, which are approved by Tenant, which approval shall not be unreasonably withheld or delayed. Nothing herein shall be deemed to require Tenant's consent to any encumbrance of the Premises.

     1.33 PVS: "PVS" shall have the meaning set forth in Section 7.3.
          ---

     1.34 Real Property Taxes: "Real Property Taxes" shall have the meaning set
          -------------------
forth in Section 8.1.

     1.35 Security Instruments: "Security Instruments" shall have the meaning
          --------------------
set forth in Section 16.4.

     1.36 Site Plan: A site plan depicting the Premises shall be attached
          ---------
hereto as Exhibit B.
          ---------

     1.37 Tenant: "Tenant" means PixTech, Inc., a Delaware corporation.
          ------

     1.38 Tenant's Agent or Agent: "Tenant's Agent" or "Agent" shall have the
          -----------------------
meaning set forth in Section 5.4.

     1.39 Tenant's Minimum Liability Insurance Coverage: "Tenant's Minimum
          ---------------------------------------------
Liability Insurance Coverage" means a minimum limit of Five Million Dollars and No Cents ($5,000,000.00) per occurrence.

     1.40 Trade Fixtures: "Trade Fixtures" means anything affixed to the
          --------------
Building or Other Areas by Tenant at its expense for purposes of trade, manufacture, ornament, or domestic use (except replacement of similar work or material originally installed by Landlord) which can be removed without injury to the Building or Other Areas unless such thing has, by the manner in which it is affixed, become an integral part of the Building or Other Areas, it being understood that all of the trade fixtures, equipment, furniture and other personal property of the Landlord which are present in the Building and on the Other Areas as of the Commencement Date shall at all times remain in the Building and on the Other Areas and shall in no event be deemed Trade Fixtures, nor shall any of such items be removed from the Building or Other Areas by Tenant upon the expiration or earlier termination of the Lease; provided, however, that all of Tenant's signs shall be Trade Fixtures regardless of how affixed to the Building or Other Areas. Specific Trade Fixtures as of the Effective Date shall include the items set forth on Exhibit C, which is attached hereto and incorporated herein by this reference.

     1.41 Transfer: "Transfer" shall have the meaning set forth in Section
          --------
14.1.1.

2.   TERM AND ACCEPTANCE: Landlord hereby leases the Premises to Tenant, and
     -------------------
Tenant leases the Premises from Landlord, for the Lease Term upon the terms and conditions stated in this Lease. By taking possession of the Premises, Tenant shall be conclusively deemed to have accepted the Premises in their then existing condition as of the Commencement Date, "AS-IS, WITH ALL FAULTS." Tenant represents and warrants to Landlord that (i) Tenant has fully inspected the Premises, (ii) Tenant is relying on its own inspection in leasing the Premises, and (iii) Tenant has received no representations or warranties from Landlord, express or implied, with respect to the Premises (including, without limitation, any representation or warranty as to the suitability of the Premises for Tenant's intended use) on which Tenant has relied in entering into this Lease.

     2.1  Option to Extend: So long as Tenant is not in Default (or would not
          ----------------
then be in Default but for the pendency of any grace period) under this Lease, Tenant shall have the option to extend the Initial Lease Term at then market rates as negotiated by the parties for an additional thirty-six (36) month term (the "Extended Lease Term"). One hundred eighty (180) days prior to the expiration of the Initial Lease Term, Tenant shall notify Landlord in writing of its election to extend the Initial Lease Term. Time is of the essence. Accordingly, if Tenant does not deliver its notice of election to extend the Lease Term within said one hundred eighty (180) day period, then this option to extend the Lease Term shall lapse and be of no further force or effect and the Lease shall be allowed to expire. The terms of the Lease shall not change during the Extended Lease Term except that the Monthly Rent shall be increased to then market rates as negotiated by the parties. If within ninety (90) days prior to the expiration of the Initial Lease Term the parties have not agreed on a market rate for Monthly Rent during the Extended Lease Term, the parties shall have the Appraisers determine such Monthly Rent. In determining the Monthly Rent for the Extended Lease Term, the Appraisers shall use open market comparisons for rental property in Ada County, Idaho, having a utilization substantially similar to the Permitted Use. If such open market comparisons are not readily available, the Appraisers shall determine the Monthly Rent for the Extended Lease Term based on an amount no less than Landlord's depreciable cost of the Premises. If within forty-five (45) days after notice by the parties to begin the market value determination the Appraisers cannot agree on a market rate for the Extended Lease Term Monthly Rent, the Appraisers shall designate an independent appraiser to make such determination using the method for determining such Monthly Rent as set forth above. This option to extend the Lease Term is personal to Tenant and is not transferable.

3.   RENT:
     ----

     3.1  Monthly Payments: Commencing on the Commencement Date and continuing
          ----------------
on the first day of each month throughout the Lease Term, Tenant shall pay to Landlord Monthly Rent for the Premises. Monthly Rent during the Initial Lease Term shall be the sum of Twenty Five Thousand Dollars and No Cents ($25,000.00). Monthly Rent during the Extended Lease Term shall be determined as set forth in
Section 2.1.

     3.2  Additional Rent: Commencing on the Commencement Date and continuing
          ---------------
throughout the Lease Term, Tenant shall pay, as additional rent (the "Additional Rent"), (i) any late charges or interest due Landlord pursuant to Section 3.4,
(ii) any amortization payments due Landlord under Section 5.3, (iii) legal fees and costs due Landlord pursuant to Section 16.10, (iv) all

Real Property Taxes pursuant to Section 8.2, (v) Landlord's insurance costs pursuant to Section 9.3, (vi) all monthly Access Fees pursuant to Section 7.3, and (vii) any other charges due Landlord pursuant to this Lease.

     3.3  Payment of Rent:  All Monthly Rent and any other amounts required to
          ---------------
be paid in monthly installments shall be paid in advance on the first day of each calendar month during the Lease Term. All amounts due hereunder shall be paid in lawful money of the United States, without any abatement (except as otherwise provided in Sections 11.4 and 12.4 in the event of damage to the Premises or condemnation, respectively), deduction or offset whatsoever, and without any prior demand therefor (unless otherwise expressly provided herein), to Landlord at its address stated in Section 16.9 or at such other place as Landlord may designate from time to time. Tenant's obligation to pay Monthly Rent shall be prorated for any partial month based on a thirty (30) day month.

     3.4  Late Charge and Interest on Rent in Default:  Tenant acknowledges
          -------------------------------------------
that the late payment by Tenant of any monthly installment of Monthly Rent or any Additional Rent will cause Landlord to incur certain costs and expenses not contemplated under this Lease, the exact amount of which are extremely difficult or impractical to fix. Such costs and expenses will include, without limitation, administration and collection costs and processing and accounting expenses. Therefore, if any such Monthly or Additional Rent is not received by Landlord from Tenant within five (5) days after the delinquent amount became due, Tenant shall immediately pay to Landlord a late charge equal to six percent (6%) of such delinquent rent. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for its loss suffered by Tenant's failure to make timely payment. In no event shall this provision for a late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any rent or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant's failure to pay any rent due under this Lease in a timely fashion, including the right to terminate this Lease. If any amount due hereunder is not paid on or before the tenth (10th) day following the due date, then, without prejudice to any of Landlord's other rights and remedies and in addition to such late charge, Tenant shall pay to Landlord interest on the delinquent amount at the Agreed Interest Rate from the date such amount became due until paid.

     3.5  Prepayment of Rent:  On the Effective Date, Tenant shall pay to
          ------------------
Landlord the amount set forth in Section 1.31 as prepayment of rent for credit against the first installment(s) of Monthly Rent due hereunder.

4.   USE OF PREMISES:
     ---------------

     4.1  Limitation on Type:  Tenant shall use the Premises solely for the
          ------------------
Permitted Use (as described in Section 1.12). Tenant shall not do or permit anything to be done in or about the Premises which will (i) cause structural injury to the Premises, or (ii) cause damage to any part of the Premises except to the extent reasonably necessary for the installation of Tenant's equipment and trade fixtures, and then only in a manner which has been first approved by Landlord in writing, or (iii) violate, or cause Landlord to be in violation of any Laws or Private Restrictions. Tenant shall not operate any equipment within the Premises which will (i) injure, vibrate or shake the Building, (ii) overload existing electrical systems or other mechanical equipment servicing the Building,

(iii) impair the efficient operation of the sprinkler system or the heating, ventilating or air conditioning ("HVAC") equipment within or servicing the Building, or (iv) damage, overload, or corrode the sanitary sewer system. Tenant shall not attach, hang or suspend anything from the ceiling, roof, walls or columns of the Building or set any load on the floor in excess of approved structural limits as reasonably defined by Landlord's architect. Any dust, fumes, or waste products generated by Tenant's use of the Premises shall be contained and disposed so that they do not (i) create a fire or health hazard,
(ii) damage the Premises, or (iii) violate any Environmental Laws (as defined in Section 15.2.1.1). Tenant shall not change the exterior of the Building or install any equipment or antennas on or make any penetrations of the exterior or roof of the Building; provided, however, that Tenant shall have the right to maintain, repair and replace, as necessary, in strict accordance with Section
6.1 and all other terms and provisions of this Lease applicable to such work, the existing television dish antenna located on the roof of the Building. Tenant shall not commit nor permit to be committed any waste in or about the Premises, and Tenant shall keep the Premises in a neat, clean, attractive and orderly condition, free of any Hazardous Materials, and any objectionable noises, odors, dust or nuisances.

     4.2  Compliance with Laws and Private Restrictions:  Tenant's lease of
          ---------------------------------------------
the Premises shall be subject to (i) all Laws, including all Environmental Laws,
(ii) all Private Restrictions, easements and other matters of public record, and
(iii) the reasonable rules and regulations from time to time promulgated by Landlord governing the use of the Premises. Landlord affirmatively disclaims and makes no representations or warranties as to whether the Premises complies with existing Laws, Environmental Laws, or Private Restrictions. Tenant shall not use or permit any person to use the Premises in any manner which violates any Laws or Private Restrictions. Tenant shall abide by and promptly observe and comply with all Laws and Private Restrictions and shall protect, defend (with counsel reasonably acceptable to Landlord), indemnify and hold Landlord harmless from any liability resulting from Tenant's failure so to do.

     4.3  Insurance Requirements:  Tenant shall not use or permit any person
          ----------------------
to use the Premises in any manner which will cause the existing rate of insurance upon the Premises, or any of its contents, to be increased (unless Tenant pays the increase upon demand) or cause a cancellation of any insurance policy covering the Premises. Tenant shall not sell, or permit to be kept, used, or sold in or about the Premises any article which may be prohibited by the standard form of fire insurance policy. Tenant shall comply with all requirements of any insurance company, insurance underwriter, or Board of Fire Underwriters which are necessary to maintain, at standard rates, the insurance coverage carried by either Landlord or Tenant pursuant to this Lease.

     4.4  Outside Areas:  No materials, supplies, tanks or containers,
          -------------
equipment, finished products or semi-finished products, raw materials, inoperable vehicles or articles of any nature shall be stored upon or permitted to remain outside of the Premises except in fully fenced and screened areas outside the Premises, which have been designed for such purpose and have been designated by Landlord for such use by Tenant.

     4.5  Signs:  Tenant shall not place on any portion of the Premises any
          -----
sign, placard, lettering in or on windows, banners, displays or other advertising or communicative material which is visible from the exterior of the Premises without the prior written approval of Landlord. All such approved signs shall strictly conform to all Laws and Private Restrictions and shall be installed at the expense of Tenant. If Landlord so elects, Tenant shall, at the expiration or sooner termination of this Lease, remove all signs installed by it and repair any damage caused by such removal. Tenant shall at all times maintain such signs in good condition and repair.

     4.6  Rules and Regulations:  Landlord may from time to time promulgate
          ---------------------
reasonable and non-discriminatory rules and regulations for the care and orderly management of the Premises and the safety of its occupants and invitees. Such rules and regulations shall be binding upon Tenant upon delivery of a copy thereof to Tenant, and Tenant agrees to abide by such rules and regulations. Such rules and regulations shall not unreasonably interfere with the Permitted Use as stated in Section 1.12.

     4.7  Parking:  Tenant shall not park or permit the parking of its
          -------
vehicles or the vehicles of others in any portion of the Premises not designated by Landlord as Tenant's parking area. All delivery trucks and vehicles shall be
(i) parked at the rear of the Premises, and (ii) permitted to remain on the Premises only so long as is reasonably necessary to complete loading and unloading. If Landlord is required by any Law to limit or control parking within the Premises, whether by validation of parking tickets or any other method of assessment, Tenant agrees to participate in such validation or assessment program under such reasonable rules and regulations as are from time to time established by Landlord.

     4.8  Window Coverings:  Tenant shall use a window covering that is
          ----------------
reasonably acceptable to Landlord to cover all windows in the Building.

     4.9  Auctions:  Tenant shall not conduct or permit to be conducted on any
          --------
portion of the Premises any sale of any kind, including (i) any public or private auction, fire sale, going-out-of-business sale, distress sale, or other liquidation sale, or (ii) any so-called "flea market," open-air market, or any other similar activity.

5.   TRADE FIXTURES AND LEASEHOLD IMPROVEMENTS:
     -----------------------------------------

     5.1  Trade Fixtures:  Throughout the Lease Term, Tenant shall provide,
          --------------
install, and maintain in good condition all Trade Fixtures required in the conduct of its business in the Building. All Trade Fixtures shall remain Tenant's property.

     5.2  Leasehold Improvements:  Tenant shall not construct any Leasehold
          ----------------------
Improvements or otherwise alter the Building or Other Areas without Landlord's prior written approval and not until Landlord shall have first approved the plans and specifications therefor, which approval shall not be unreasonably withheld, conditioned or delayed. In no event shall Tenant make any alterations to the Building which could affect the structural integrity or the exterior design of the Building. All such approved Leasehold Improvements shall be installed by Tenant at Tenant's expense using a licensed contractor first reasonably approved by Landlord in substantial compliance with the approved plans and specifications therefor. All construction undertaken by Tenant shall be done in accordance with all Laws and in a good and workmanlike manner using new materials of good quality. Tenant shall not commence construction of any Leasehold Improvements until (i) all required governmental approvals and permits shall have been obtained and copies of same have been provided to Landlord,

(ii) all requirements regarding insurance imposed by this Lease have been satisfied, (iii) Tenant shall have given Landlord at least thirty (30) days prior written notice of its intention to commence such construction, (iv) Tenant shall have notified Landlord by telephone of the commencement of construction on the day it commences, and (v) if requested by Landlord in its reasonable discretion, Tenant shall have obtained or cause its general contractor to obtain contingent liability and broad form builders risk insurance and/or completion and performance bonds in an amount reasonably satisfactory to Landlord. All Leasehold Improvements shall remain the property of Tenant during the Lease Term, but shall not be damaged, altered, or removed from the Premises. At the expiration or sooner termination of the Lease Term, all Leasehold Improvements shall be surrendered to Landlord as a part of the realty and shall then become Landlord's property, and Landlord shall have no obligation to reimburse Tenant for all or any portion of the value or cost thereof. If requested by Landlord, Tenant shall remove any Leasehold Improvements in accordance with the provisions of Section 16.2; provided, however, Tenant may request from Landlord as part of the written notice of intent to commence construction of Leasehold Improvements a determination as to whether Landlord will require Tenant to remove such Leasehold Improvements at the end of the Lease Term. Notwithstanding the above, Tenant may construct Leasehold Improvements not affecting the structural integrity or exterior design of the Building and costing less than Twenty-Five Thousand Dollars and No Cents ($25,000.00) without Landlord's written approval; provided, however, that Tenant shall (i) give Landlord fifteen (15) days' written notice of its intent to commence construction of such Leasehold Improvements, and (ii) comply with all other terms of this Section 5.2.

     5.3  Alterations Required by Law:  Tenant shall, in accordance with
          ---------------------------
Section 5.2, make any alteration, addition or change of any sort, whether structural or otherwise, to the Premises that is required by any Law, whether or not such alteration, addition or change is due to Tenant's particular use of the Premises; provided, however, that if (i) such alteration, addition or change is not due to Tenant's particular use of the Premises or any alterations or improvements to the Premises made by or for Tenant, and (ii) such alteration, addition or change constitutes a capital improvement under generally accepted accounting principles, then Landlord shall be responsible for making such alteration, addition or change. If Landlord is responsible for making such alteration, addition or change, then the cost thereof shall be amortized and Tenant shall pay Additional Rent on account of such amortization in accordance with the following procedures: (i) the cost of such alteration, addition or change shall be amortized on a straight line basis over the useful life (as reasonably determined by Landlord) of such alteration, addition or change, with interest at the Agreed Interest Rate, and (ii) Tenant shall pay an amount equal to such monthly amortization payment for each month after such alteration, addition or change is completed until the first to occur of (a) the expiration of the Lease Term, or (b) the end of the term over which such costs were amortized. The amount of such Additional Rent that Tenant is to pay shall be due at the same time the Monthly Rent is due.

     5.4  Liens:  Tenant shall keep the Premises free from any liens and shall
          -----
pay when due all bills arising out of any work performed, materials furnished, or obligations incurred by Tenant or any of Tenant's agents, employees, contractors, assignees, subtenants or invitees (collectively, "Tenant's Agents") relating to the Premises. If any claim of lien is recorded, Tenant shall bond against or discharge the same within thirty (30) days after notice that the same has been recorded against the Premises. Should any lien be filed against the Premises or any action commenced affecting title to the Premises, the party receiving notice of such lien or action shall immediately give the other party written notice thereof.

6.   REPAIR AND MAINTENANCE:
     ----------------------

     6.1  Tenant's Obligation to Maintain:  Except as otherwise provided below
          -------------------------------
in this Section 6.1 and in Section 11 (restoration of damage caused by fire and other perils) Tenant shall, at all times during the Lease Term, regularly inspect, service, clean, keep, and maintain in good order, condition, and repair the Premises, and every part thereof. Tenant's obligations shall include, without limitation, (i) all plumbing and sewage facilities (including all sinks, toilets, faucets and drains), and all ducts, pipes, vents, or other parts of the HVAC or plumbing system, (ii) all fixtures, interior walls, floors, carpets and ceilings, (iii) all windows, doors, entrances, showcases, and skylights (including cleaning both interior and exterior surfaces), (iv) all electrical facilities and equipment (including all lighting fixtures, lamps, bulbs, tubes, fans, vents, exhaust equipment and systems), (v) any automatic fire extinguisher equipment in the Premises, (vi) all landscaping and Other Areas, (vii) the roof and exterior finishes of the Building, and (viii) all other structural elements of the Building. With respect to utility facilities serving the Premises (including electrical wiring and conduits, gas lines, water pipes, and plumbing and sewage fixtures and pipes), Tenant shall be responsible for the maintenance and repair of any such facilities which serve the Premises, including all such facilities that are within or outside the walls, floor, or on the roof of the Building. If the work affects the roof, the exterior of the Building or Other Areas, any of the building systems, any of the structural parts of the Premises, or if the estimated cost of any item of repair or replacement is in excess of Twenty Five Thousand Dollars and No Cents ($25,000.00), then Tenant shall first obtain Landlord's written approval of the scope of work, plans therefor, materials to be used, and the contractor. All repairs and replacements required of Tenant shall be promptly made at Tenant's own expense with new materials of like kind and quality; provided, however, that if Tenant fails to make such repairs or replacements, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, together with an additional ten percent (10%) of the cost thereof, as reimbursement to Landlord for all overhead, general conditions, fees and other actual costs or expenses arising from Landlord's management and coordination of repairs and replacements, promptly upon being billed for same. This provision shall be construed as an additional remedy given to Landlord and does not limit any other rights or remedies that Landlord may have. Notwithstanding the above, during the Extended Lease Term, Landlord shall maintain in good order, condition, and repair the roof, exterior finishes, and structural elements of the Building. The cost of any capital improvements made by Landlord to the Building during the Extended Lease Term, however, shall be amortized over the useful life of such improvements with the annual amortized cost thereof included as Additional Rent. By the Commencement Date, however, Landlord at its sole cost, will add bracing to the roof purlins in the first two (2) exterior (east and west) bays of the Building as set forth in Exhibit D, which is attached hereto and incorporated
                         ---------
herein by this reference (the "Roof Repairs"). Landlord makes no representations or warranties, express or implied, with respect to the Roof Repairs.

     6.2  Control of Other Areas:  Except as set forth below, Tenant shall at
          ----------------------
all times have control of the Other Areas. Landlord shall have the right, without the same constituting an actual or constructive eviction and without entitling Tenant to any abatement of rent, to:
(i) close any part of the Other Areas to whatever extent required in the opinion of Landlord's counsel to prevent a dedication thereof or the accrual of any prescriptive rights therein; (ii) designate other property outside the boundaries of the Premises to become part of the Premises; (iii) change the shape, size, location, number and extent of improvements on the Other Areas including, without limitation, changes in the location of driveways, entrances, passageways, exits, parking spaces, parking areas, sidewalks or the direction of the flow of traffic and the site of the Other Areas, provided, that none of the foregoing permanently, materially and adversely impairs Tenant's cost, use or quiet enjoyment of the Premises; and (iv) change the name or address of the Premises. The use of the Other Areas shall be subject to such reasonable regulation and changes therein as Landlord shall make from time to time. Landlord shall not exercise its rights to the Other Areas in a manner that would materially interfere with Tenant's use of the Premises without first obtaining Tenant's approval, which approval shall not unreasonably be withheld or delayed. Tenant shall keep the Other Areas free and clear of all obstructions created or permitted by Tenant. Nothing herein shall affect the right of Landlord at any time (or require Landlord at any time) to remove any unauthorized person from the Other Areas or to prohibit the use of the Other Areas by unauthorized persons. In exercising any such rights regarding the Other Areas, Landlord shall make a reasonable effort to minimize any disruption to Tenant's business.

     6.3  Tenant's Negligence:  Tenant shall pay for all damage to the
          -------------------
Premises caused by the negligent act or omission of Tenant, its employees, contractors, or invitees or by the failure of Tenant to discharge promptly its obligations under this Lease or comply with the terms of this Lease.

7.   UTILITIES:
     ---------

     7.1  Utilities:  Tenant shall promptly pay, as the same become due, all
          ---------
charges for water, gas, electricity, telephone, sewer service, waste pick-up, and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the Lease Term, including, without limitation, (i) meter, use and/or connection fees, hook-up fees, standby fees, and (ii) penalties for discontinued or interrupted service.

     7.2  Compliance with Governmental Regulations:  Landlord and Tenant shall
          ----------------------------------------
comply with all rules, regulations and requirements promulgated by national, state or local governmental agencies or utility suppliers concerning the use of utility services, including any rationing, limitation or other control. Landlord may voluntarily cooperate in a reasonable manner with the efforts of all governmental agencies or utility suppliers in reducing energy or other resources consumption. Tenant shall not be entitled to terminate this Lease nor to any abatement in rent by reason of such compliance or cooperation. Tenant shall be entitled to an abatement of rent to the extent that Landlord's voluntary cooperation with local rules and regulations materially interferes with Tenant's use of the Premises for more than five (5) consecutive days. Tenant agrees at all times to cooperate fully with Landlord and to abide by all reasonable rules, regulations and requirements which Landlord may prescribe in order to maximize the efficient operation of the HVAC system and all other utility systems.

     7.3  PVS and CDAS Located on the Adjacent Property: Facilities are
          ---------------------------------------------
located on the Premises that will allow Tenant to access the Process Vacuum System ("PVS") and Clean Dry Air

System ("CDAS") located on the Adjacent Property. Subject to the terms and conditions set forth herein, Tenant may, on an as-needed basis, and upon prior oral or written notice to Landlord, use such facilities to access and utilize the PVS and CDAS located on the Adjacent Property, on a non-exclusive basis with Landlord or any tenant of the Adjacent Space. Tenant shall use such PVS and CDAS systems on an as-needed basis only and shall not engage in any excessive usage. As consideration for Tenant's use of or rights to use such PVS and CDAS systems, Tenant shall pay to Landlord as Additional Rent a monthly fee of Two Thousand Four Hundred Twenty-Seven Dollars and No Cents ($2,427.00) (the "Access Fee"), which amount is due and payable at the same time that Monthly Rent is due and payable to Landlord hereunder. Landlord may from time to time promulgate reasonable rules and regulations for the care and orderly use of the PVS and CDAS located on the Adjacent Property. Such rules and regulations shall be binding upon Tenant upon delivery of a copy thereof. Landlord shall be responsible for making any necessary repairs to the PVS and CDAS located on the Adjacent Property within a reasonable time after Landlord's receipt of a written request therefor from Tenant, it being understood that Tenant shall have no right to enter upon the Adjacent Premises or to otherwise make such repairs. Landlord makes no warranty express or implied with respect to the condition, availability or suitability for Tenant's use of the PVS or CDAS facilities located on the Adjacent Property or any equipment used in connection therewith and Landlord shall have no liability to Tenant in the event such facilities are made unavailable to Tenant for any reason. Tenant shall indemnify, defend, protect and hold harmless Landlord and its agents and employees from and against any claims, demands, causes of action, damages or liabilities arising from Tenant's usage or attempted usage of the PVS and CDAS located on the Adjacent Property. Notwithstanding anything to the contrary contained herein, either party hereto may upon thirty (30) days prior written notice to the other party terminate the rights provided for hereunder, in which event, Landlord may upon the expiration of such 30-day period enter the Premises and make any alterations necessary to disconnect or otherwise terminate Tenant's access to the PVS and CDAS located on the Adjacent Property and Tenant shall thereafter have no obligation to pay the Access Fee.

8.   REAL PROPERTY TAXES:
     -------------------

     8.1  Real Property Taxes Defined:  "Real Property Taxes" as used herein
          ---------------------------
means (i) all taxes, assessments, levies, and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any existing or future general or special assessments for public improvements, services, or benefits and any increases resulting from reassessments or resulting from a change in ownership or any other cause), now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of, all or any portion of the Premises (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein, the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located on the Premises, the gross receipts, income, or rentals from the Premises, or the use of parking areas, public utilities, or energy within the Premises, (ii) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of the Premises, and (iii) all costs and fees (including attorneys' fees) incurred by Landlord in contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax. Landlord shall, at Tenant's request, consult and cooperate in good faith with Tenant with respect to any contest or negotiation with public authorities concerning any Real Property Tax, but control of any such contest or negotiation shall rest exclusively and conclusively with Landlord. Tenant shall be entitled to the benefit of any reduction in Real Property Taxes obtained by Landlord which is applicable to the Lease Term. If at any time during the Lease Term the method of taxation or assessment of the Premises prevailing as of the Effective Date shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Premises or Landlord's interest therein, or (ii) on or measured by the gross receipts, income, or rentals from the Premises, on Landlord's business of leasing the Premises, or computed in any manner with respect to the operation of the Premises, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Premises, then only that part of such Real Property Tax that is fairly allocable to the Premises shall be included within the meaning of the term "Real Property Taxes." Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, transfer, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources.

     8.2  Tenant's Obligation to Reimburse:  As Additional Rent, Tenant shall
          --------------------------------
pay all Real Property Taxes which become due during the Lease Term. Tenant shall pay such Real Property Taxes to Landlord within ten (10) days of written demand therefor by Landlord; provided, however, Landlord shall use its best efforts to bill Tenant annually for the then current assessment of Real Property Taxes. If any assessments are levied against the Premises, Landlord may elect either to pay the assessment in full or allow the assessment to go to bond. If Landlord pays the assessment in full, only that amount which would have been payable (both principal and interest) had Landlord allowed the assessment to go to bond shall be included in the annual amount of Real Property Taxes payable hereunder.

     8.3  Taxes on Tenant's Property:  Tenant shall pay before delinquency any
          --------------------------
and all taxes, assessments, license fees, and public charges levied, assessed, or imposed against Tenant or Tenant's estate in this Lease or the property of Tenant situated within the Premises which become due during the Lease Term. On demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments.

9.   INSURANCE:
     ---------

     9.1 Tenant's Insurance: Tenant shall maintain insurance complying with all
         ------------------
of the following:

        9.1.1 Tenant shall procure, pay for and keep in full force and effect the following:

           9.1.1.1 Commercial general liability insurance, including property damage, against liability for personal injury, bodily injury, death and damage to property occurring in or about, or resulting from an occurrence in or about, the Premises with combined single limit coverage of not less than the amount of Tenant's Minimum Liability Insurance Coverage set forth in Section 1.17, which insurance shall contain "fire legal" endorsement coverage and a "contractual liability" endorsement insuring Tenant's performance of Tenant's obligation to indemnify Landlord contained in Section 10.3;

           9.1.1.2 Pollution legal liability insurance with limits of Five Million Dollars and No Cents ($5,000,000.00) per occurrence and Five Million Dollars and No Cents ($5,000,000.00) aggregate. If the insurance required by this Section is a "claims made" policy, such insurance or its replacement insurance shall have a retroactive date of no later than the effective date of this Lease. Such insurance policy or its replacement policy shall also provide a minimum of two (2) years extended reporting period coverage, or the maximum time under the State of Idaho Statute of Limitations, existing on the effective date of this Lease, for potential claims under such insurance, whichever is longer, after the last action undertaken by Tenant relative to this Lease. The policy must also provide the following:

              i. coverage for attorneys' fees and costs of defense and indemnity for liability, including, but not limited to, judgments, settlements and/or governmental fines and penalties, which is assumed by Tenant under this Lease;

              ii. coverage for any demands for environmental cleanup costs associated with Tenant's use of the Premises, in accordance with Tenant's indemnity obligation under Section 10.3 herein;

              iii. coverage for the presence, discharge, dispersal, release, removal, or escape of pollutants ("Pollution Conditions") emanating from or affecting the Premises, to the extent such Pollution Conditions are caused by or under the control of Tenant;

              iv. coverage for sudden and gradual Pollution Conditions into or upon land, the atmosphere or any natural or artificial watercourse or body of water;

              v.  coverage for loading and unloading activities.

     A copy of the pollution legal liability coverage certificate must be provided to and approved by Landlord prior to Tenant taking possession of or entering upon the Premises under this Lease.

           9.1.1.3  Plate-glass insurance at actual replacement cost;

           9.1.1.4 Fire and property damage insurance against loss caused by fire, extended coverage perils including steam boiler insurance, sprinkler leakage, if applicable, vandalism, malicious mischief and such other additional perils as now are or hereafter may be included in a standard extended coverage endorsement from time to time in general use in the county in which the Premises is located, insuring Tenant's personal property and inventory, Trade Fixtures, and Leasehold Improvements within the Building or located on the Other Areas for the full actual replacement cost thereof;

           9.1.1.5 Worker's compensation coverage and any other employee benefit insurance sufficient to comply with all Laws;

           9.1.1.6 With respect to construction, alterations, improvements, or the like undertaken by Tenant, upon reasonable demand by Landlord based on such factors as the size and risk of the work, contingent liability and broad form builder's risk insurance, in an amount, if any, necessary to protect Landlord, it being understood that in lieu of maintaining such coverage directly, Tenant may cause its general contractor to maintain such coverage;

           9.1.1.7 Such other insurance that is required by any Lender; provided, however, that such insurance shall not exceed that which is normally required by landlords engaged in leasing comparable premises located in the vicinity of the Premises under comparable terms and conditions.

        9.1.2 Each policy of insurance required to be carried by Tenant pursuant to this Section (i) shall name Landlord and such other parties in interest as Landlord designates as additional insureds, provided, however that such parties shall be added as named insureds on the commercial general liability policy required pursuant to Section 9.1.1.1, (ii) shall be primary insurance which provides that the insurer shall be liable for the full amount of the loss up to and including the total amount of liability stated in the declarations without the right of contribution from any other insurance coverage of Landlord, (iii) shall be in a form reasonably satisfactory to Landlord, (iv) shall be carried with companies having a Best rating of at least AVII, (v) shall
                                         ----
provide that such policy shall not be subject to cancellation, lapse or change except after at least thirty (30) days prior written notice to Landlord, (vi) shall not have a "deductible" in excess of Five Thousand Dollars and No Cents ($5,000.00) per occurrence, (vii) shall contain a cross liability endorsement, and (viii) shall contain a "severability" clause.

        9.1.3 A copy of each paid-up policy evidencing the insurance required to be carried by Tenant pursuant to this Section (appropriately authenticated by the insurer) or a certificate of the insurer, certifying that such policy has been issued, providing the coverage required by this Section, and containing the provisions specified herein, shall be delivered to Landlord prior to the time Tenant or any of Tenant's Agents enters the Premises and upon renewal of such policies, but not less than thirty (30) days prior to the expiration of the term of such coverage. Landlord may, at any time, and from time to time, inspect and/or copy any and all insurance policies required to be procured by Tenant pursuant to this Section. If Landlord's lender or insurance adviser reasonably determines at any time that the amount of coverage required for any policy of insurance Tenant is to obtain pursuant to this Section is not adequate, then Tenant shall increase such coverage for such insurance to such amount as Landlord's lender or insurance adviser reasonably deems adequate, not to exceed the level of coverage commonly required by prudent landlords of comparable buildings in the vicinity.

     9.2  Landlord's Insurance:  Landlord shall maintain at least the following
          --------------------
insurance:

        9.2.1 Landlord shall maintain a policy or policies of fire and property damage insurance in so-called "fire and extended coverage" form insuring Landlord (and such others as Landlord may designate) against loss of rents for a period of not less than six (6) months and from physical damage to the Premises with coverage at such level as Landlord shall select, but not less than ninety percent (90%) of the full replacement cost thereof. Such fire and property damage insurance, at Landlord's election, (i) may be written in so-called "all risk" form to include such perils as are commonly covered by such form of coverage, (ii) may provide coverage for physical damage to the improvements so insured up to the then full replacement cost thereof, (iii) may be endorsed to cover loss caused by such additional perils against which Landlord may elect to insure, including earthquake and/or flood, and (iv) may provide coverage for loss of rents for a period of up to twelve (12) months. Landlord shall not be required to cause such insurance to cover any Trade Fixtures, Leasehold Improvements, or any inventory or other personal property of Tenant. Landlord currently maintains in addition to the above insurance, environmental insurance for the Premises. Landlord shall provide thirty (30) days' written notice to Tenant if Landlord, in its sole discretion, ever reduces or removes such environmental insurance from its current levels.

        9.2.2 Upon demand, Landlord shall provide Tenant with reasonable evidence of the existence of insurance required of Landlord hereunder.

     9.3  Tenant's Obligation to Reimburse:  As Additional Rent, Tenant shall
          --------------------------------
pay to Landlord the cost of the premiums for insurance carried by Landlord relating to the Premises and deductible amounts under such insurance paid in connection with the repair or restoration of the Premises (including the Other Areas) after damage or destruction of the Premises within ten (10) days of written demand therefor by Landlord. Notwithstanding the above, Tenant shall not be required to pay the cost of such insurance premiums and deductibles if such damage to or destruction of the Premises was proximately caused by Landlord's or Landlord's agent's, tenant's (excluding Tenant), or invitee's negligence or willful misconduct.

     9.4  Release and Waiver of Subrogation:  The parties hereto waive all
          ---------------------------------
rights against each other for damages to property caused by fire or other perils to the extent such damages are covered by insurance obtained pursuant to any provision of this Section 9, or any other property insurance applicable to the Premises; provided, however, that such waivers are effective only if the applicable insurance policies of both parties contain a clause to the effect that this release shall not affect the right of the insured to recover under such policy. Each party shall use reasonable efforts to cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against the other party in connection with any injury or damage covered by such policy.

10.  LIMITATION ON LANDLORD'S LIABILITY AND INDEMNITY:
     ------------------------------------------------

     10.1  Limitation on Landlord's Liability:  Landlord shall not be liable to
           ----------------------------------
Tenant (except to the extent caused by the gross negligence or willful misconduct of Landlord or Landlord's agents, employees, contractors, invitees, or tenants (excluding Tenant)), nor shall Tenant be entitled to terminate this Lease or to any abatement of rent, for any injury to Tenant or any of Tenant's Agents', or damage to Tenant's property, resulting from any cause, including, without limitation, any (i) failure, interruption or installation of any HVAC or other utility system or service, (ii) repairs or improvements to the Premises,
(iii) limitation, curtailment, rationing or restriction on the use of water or electricity, gas or any other form of energy or any services or utility serving the Premises, (iv) vandalism or forcible entry by unauthorized persons, or (v) penetration of water into or onto any portion of the Premises through roof leaks or otherwise. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, LANDLORD SHALL IN NO EVENT BE LIABLE TO TENANT FOR ANY PUNITIVE OR CONSEQUENTIAL DAMAGES OR DAMAGES FOR LOSS OF BUSINESS BY TENANT.

     10.2  Limitation on Tenant's Recourse:  Notwithstanding any other term or
           -------------------------------
provision of this Lease, the liability of Landlord for its obligations under this Lease, except for obligations under Section 15.2.3, is limited solely to the lessor of (i) Landlord's interest in the Premises or (ii) twenty percent (20%) of the fair market value of the Premises, and to no other assets of Landlord for satisfaction of any liability with respect to this Lease, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord's stockholders, directors, principals, representatives, trustees or partners on account of any of Landlord's obligations or actions under this Lease. Any liability of Landlord for its obligations under Section 15.2.3 shall be limited solely to Landlord's interest in the Premises, and to no other assets of Landlord for satisfaction of any such liability, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord's stockholders, directors, principals, representatives, trustees or partners on account of any of Landlord's obligations under Section 15.2.3. In addition, in the event of conveyance of Landlord's interest in the Premises, then from and after the date of such conveyance, Landlord shall be relieved of all liability with respect to Landlord's obligations to be performed under this Lease after the date of such conveyance. Upon any such conveyance by Landlord, the grantee or transferee, by accepting such conveyance, shall be deemed to have assumed Landlord's obligations to be performed under this Lease from and after the date of such transfer, subject to the limitations on liability set forth in this
Section 10.2. Notwithstanding the foregoing, if any such grantee or transferee agrees to assume in writing all of the obligations of Landlord under this Lease, including, without limitation, all of the obligations of Landlord first accruing prior to the date of such conveyance, then Landlord shall be fully and unconditionally released of all liability to Tenant under this Lease, including, without limitation, all liability with respect to Landlord's obligations under this Lease first accruing prior to the date of such conveyance.

     10.3  Indemnification of Landlord:  In addition to any other indemnity
           ---------------------------
obligations of Tenant stated in this Lease, Tenant shall hold harmless, protect, indemnify and defend Landlord, and its employees, agents, contractors, successors and assigns, with competent counsel reasonably satisfactory to Landlord, from and against all liabilities, penalties, losses, damages, costs, expenses, causes of action, claims and/or judgments ("Claims") arising in whole or in part out of (a) any breach of this Lease by Tenant, or (b) by reason of any death, bodily injury, personal injury or property damage (i) any cause or causes whatsoever (except to the extent of the gross negligence or willful misconduct of Landlord or Landlord's employees, agents, contractors, invitees, or tenants (excluding Tenant)) occurring in or about or resulting from an occurrence in or about the Premises, or (ii) resulting from the negligence or willful misconduct of Tenant or any of Tenant's Agents, wherever the same may occur. The provisions of this Section shall survive the expiration or sooner termination of this Lease with respect to any claims or liability occurring prior to such expiration or sooner termination.

     10.4  Indemnification of Tenant:  Subject to Section 10.2, Landlord shall
           -------------------------
hold harmless, protect, indemnify and defend Tenant, and its employees, Agents, contractors, successors and assigns, with competent counsel reasonably satisfactory to Tenant, from and against all Claims to the extent arising in whole or in part out of (a) any breach of this Lease by Landlord, or (b) the negligence or willful misconduct of Landlord (and its agents, employees, invitees, or tenants (excluding Tenant)) arising as a result of Landlord's Agent's presence on the Premises following a change in the Other Areas under Section 6.2(iii).

11.  DAMAGE TO PREMISES:
     ------------------

     11.1  Landlord's Duty to Restore:  If the Premises are damaged by any peril
           --------------------------
after the Effective Date of this Lease, Landlord shall restore the Premises unless the Lease is terminated by Landlord pursuant to Section 11.2 or by Tenant pursuant to Section 11.3. All insurance proceeds available from the fire and property damage insurance carried by Landlord pursuant to Section 9.2 shall be paid to and become the property of Landlord. If this Lease is terminated pursuant to either Sections 11.2 or 11.3, then all insurance proceeds available from insurance carried by Tenant which covers loss to property that is Landlord's property or would become Landlord's property on termination of this Lease shall be paid to and become the property of Landlord. If this Lease is not so terminated, then upon receipt of the insurance proceeds and the issuance of all necessary governmental permits, Landlord shall use commercially reasonable efforts commensurate with local industry standards to commence and complete the restoration of the Premises to substantially the same condition in which the Premises were immediately prior to such damage. Landlord's obligation to restore shall be further limited to the Premises constructed by Landlord as they existed as of the Commencement Date, excluding any Leasehold Improvements, Trade Fixtures and/or personal property constructed or installed in the Premises. If this Lease is not terminated pursuant to Section 11.2 or 11.3, then Tenant shall forthwith commence and thereafter prosecute to completion the replacement and repair of all Leasehold Improvements and Trade Fixtures, if any, existing at the time of such damage or destruction, and which were to have been surrendered to Landlord hereunder; and all insurance proceeds received by Tenant from the insurance carried by it pursuant to Section 9.1.1.3 shall be used for such purpose.

     11.2  Landlord's Right to Terminate:  Landlord shall have the option to
           -----------------------------
terminate this Lease in the event any of the following occurs, which option may be exercised only by delivery to Tenant of a written notice of election to terminate within ninety (90) days after the date of such damage or such later date as is reasonably necessary under the circumstances:

        11.2.1 The Building or Other Areas are damaged by any peril either (i) not covered by the type of insurance Landlord is required to carry pursuant to
Section 9.2 or (ii) covered by valid and collectible insurance actually carried by Landlord and in force at the time of such damage or destruction, to such an extent that the estimated cost to restore equals or exceeds twenty-five percent (25%) of the then actual replacement cost thereof;

        11.2.2 The Building or Other Areas are damaged by any peril and (i) the cost to restore the Premises less the amount of the insurance proceeds actually received by Landlord for repair or restoration of the Premises equals or exceeds Twenty-Five Thousand Dollars and No Cents ($25,000.00), or (ii) unless the parties agree otherwise, the Laws then in effect prevent Landlord from repairing or restoring the Premises to substantially the same condition in which the Premises were immediately prior to such damage;

        11.2.3 The Building or Other Areas are damaged by any peril and, because of the Laws then in force, (i) may not be restored at reasonable cost to substantially the same condition in which it was prior to such damage, or (ii) may not be used for the same use being made thereof before such damage whether or not restored as required by this Section.

     11.3  Tenant's Right to Terminate:  If the Premises are damaged by any
           ---------------------------
peril and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to Section 11.2, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord's architect or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the option to terminate this Lease in the event any of the following occurs, which option may be exercised only by delivery to Landlord of a written notice of election to terminate within seven (7) days after Tenant receives from Landlord the estimate of the time needed to complete such restoration:

        11.3.1 The Premises are damaged by any peril and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Premises cannot be substantially completed within two hundred seventy (270) days after the date of such damage; or

        11.3.2 The Premises are damaged by any peril within twelve (12) months of the last day of the Lease Term and in the reasonable opinion of Landlord's architect or construction consultant the restoration of the Premises cannot be substantially completed within sixty (60) days after the date of such damage.

     11.4  Abatement of Rent:  In the event of damage to the Premises which does
           -----------------
not result in the termination of this Lease, the Monthly Rent shall be temporarily abated during the period of restoration in proportion to the degree to which Tenant's use of the Premises is impaired by such damage. Tenant shall not be entitled to any compensation or damages from Landlord for loss of Tenant's business or property or for any inconvenience or annoyance caused by such damage or restoration. To the extent permitted by applicable law, Tenant agrees that the foregoing provisions shall supersede any contrary provisions contained in any applicable law in the state in which the Premises is located regarding damage to or destruction of leased property.

12.  CONDEMNATION:
     ------------

     12.1  Taking of Premises:  Landlord shall have the option to terminate this
           ------------------
Lease if, as a result of a taking by means of the exercise of the power of eminent domain (including a voluntary sale or transfer by Landlord to a condemnor under threat of condemnation), (i) twenty-five percent (25%) or more of the Building is so taken, or (ii) more than fifty percent (50%) of the Other Areas are so taken. Any such option to terminate by Landlord must be exercised within a reasonable period of time after the condemnor has commenced judicial action or entered into a binding agreement to effect such taking. If Landlord so exercises such option to terminate, such termination shall be effective as of the date possession is taken by the condemnor.

     12.2  Termination By Tenant:  Tenant shall have the option to terminate
           ---------------------
this Lease if, as a result of any taking by means of the exercise of the power of eminent domain (including any voluntary sale or transfer by Landlord to any condemnor under threat of condemnation), (i) twenty-five percent (25%) or more of the Building is so taken and that part of the Building that remains cannot be constructed within a reasonable period of time and thereby made reasonably suitable for the continued operation of Tenant's business, or (iii) there is a taking of more than fifty percent (50%) of the Other Areas and, as a result of such taking, Tenant's access to the Premises is materially impeded or Landlord cannot provide parking spaces within walking distance of the Premises equal in number to at least fifty percent (50%) of the number of spaces available on the Premises prior to the taking, whether by rearrangement of the remaining parking areas in the Other Areas, (including construction of multi-deck parking structures or restriping for compact cars where permitted by law) or by alternative parking facilities on other land. Tenant must exercise such option within a reasonable period of time, to be effective on the date that possession of that portion of the Other Areas that is condemned is taken by the condemnor.

     12.3  Restoration and Abatement of Rent:  If any part of the Building or
           ---------------------------------
the Other Areas is taken by Condemnation and this Lease is not terminated, then, to the extent reasonably practicable, Landlord shall restore the remaining portion of the Building and Other Areas as they existed as of the Commencement Date, excluding any Leasehold Improvements, Trade Fixtures and/or personal property constructed or installed after the Commencement Date. Thereafter, as of the date possession is taken the Monthly Rent shall be reduced in the same proportion that the floor area of that part of the Building so taken (less any addition thereto by reason of any reconstruction) bears to the original floor area of the Building.

     12.4  Temporary Taking:  If all or any portion of the Building is
           ----------------
temporarily taken for ninety (90) days or less, this Lease shall remain in effect. If any portion of the Building is temporarily taken by condemnation for a period which exceeds ninety (90) days or which extends beyond the natural expiration of the Lease Term, or such taking, as agreed by the parties, materially and adversely affects Tenant's ability to use the Building for the Permitted Use, then Landlord and Tenant shall each independently have the option to terminate this Lease. Such option must be exercised within a reasonable period of time, and shall be effective on the date possession is taken by the condemnor.

     12.5  Division of Condemnation Award:  Any award made as a result of any
           ------------------------------
condemnation of the Building or the Other Areas shall belong to and be paid to Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any such award; provided, however, that Tenant shall be entitled to receive any condemnation award that is made directly to Tenant, (i) for the taking of personal property or Trade Fixtures belonging to Tenant, (ii) for the interruption of Tenant's business or its moving costs, (iii) for loss of Tenant's goodwill, or (iv) for any temporary taking where this Lease is not terminated as a result of such taking (subject to the requirements of Section 14.1.6), it being understood that any Lease bonus value (the difference between the Monthly Rent and Additional Rent and the then fair market value rent for the Premises) shall be payable and belong to Landlord. The rights of Landlord and Tenant regarding any condemnation shall be determined as provided in this Section, and, to the extent allowed by applicable law, each party waives any contrary provisions contained in the law of the state in which the Premises is located.

13.  DEFAULT AND REMEDIES:
     --------------------

     13.1  Events of Tenant's Default:  Tenant shall be in Default of its
           --------------------------
obligations under this Lease if any of the following events occur (collectively, "Default" or "Event of Default"):

        13.1.1 Tenant shall have failed to pay Monthly Rent or any Additional Rent when due and such failure is not cured within seven (7) days after delivery of written notice from Landlord specifying such failure to pay; or

        13.1.2 Tenant shall have failed to perform any term, covenant, or condition of this Lease except those requiring the payment of Monthly Rent or Additional Rent, and Tenant shall not cure such Default within fifteen (15) days after delivery of written notice from Landlord specifying such failure to perform, or where such Default is not capable of being cured within such 15-day period, Tenant shall have failed to commence such cure within such 15-day period and thereafter using best efforts, diligently bring such cure to completion; or

        13.1.3 Tenant shall have made a general assignment of its assets for the benefit of its creditors; or

        13.1.4 Tenant shall have sublet the Premises or assigned its interest in the Lease in violation of the provisions contained in Section 14, whether voluntarily or by operation of law; or

        13.1.5 Tenant shall have permitted the sequestration or attachment of, or execution on, or the appointment of a custodian or receiver with respect to, all or any substantial part of the property of Tenant or any property essential to the conduct of Tenant's business and Tenant shall have failed to obtain a return or release of such property within sixty (60) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier; or

        13.1.6 Tenant shall have abandoned the Premises or left the Premises substantially vacant for more than sixty (60) consecutive days; provided, however, that Tenant shall not be deemed in Default under this Lease if it leaves all or any part of the Premises vacant for less than sixty (60) consecutive days as long as (i) Tenant is performing all of its other obligations under this Lease, including, without limitation, the obligation to pay Monthly Rent and Additional Rent, (ii) Tenant provides on-site security during normal business hours for those parts of the Premises left vacant, (iii) such vacancy does not materially and adversely affect the validity or coverage of any policy of insurance carried by Landlord with respect to the Premises, and
(iv) the utilities and building systems are operated and maintained to the extent necessary to prevent damage to the Building and Premises; or

        13.1.7 A court shall have made or entered any decree or order with respect to Tenant or Tenant shall have submitted to or sought a decree or order (or a petition or pleading shall have been filed in connection therewith) which:
(i) grants or constitutes (or seeks) an order for relief, appointment of a trustee, or confirmation of a reorganization plan under the bankruptcy laws of the United States; (ii) approves as properly filed (or seeks such approval of) a petition seeking liquidation or reorganization under said bankruptcy laws or any other debtor's relief law or statute of the United States or any state thereof; or (iii) otherwise directs (or seeks) the winding up or liquidation of Tenant; and such petition, decree or order shall have continued in effect for a period of sixty (60) or more days.

     13.2  Landlord's Remedies:  In the event of any Default by Tenant, Landlord
           -------------------
shall have the following remedies, in addition to all other rights and remedies provided by any Law or otherwise provided in this Lease, to which Landlord may resort cumulatively, or in the alternative:

        13.2.1 Landlord may, at Landlord's election, continue this Lease in full force and effect and may enforce all its rights and remedies under this Lease, including, but not limited to, the right to recover rent and any other sums payable hereunder as they become due. In addition, Landlord may enter the Premises without terminating this Lease and sublet all or any part of the Premises for Tenant's account to any person, for such term (which may be a period beyond the remaining term of this Lease), at such rents and on such other terms and conditions as Landlord deems advisable. In the event of any such subletting, rents received by Landlord from such subletting shall be applied (i) first, to the payment of the costs of maintaining, preserving, altering and preparing the Premises for subletting and other costs of subletting, including but not limited to brokers' commissions, attorneys' fees and expenses of removal of Tenant's personal property, Trade Fixtures, and Leasehold Improvements, (ii) second, to the payment of rent or any other sums then due and payable, (iii) third, to the payment of future rent or any other sums as the same may become due and payable hereunder, and (iv) fourth, the balance, if any, shall be paid to Tenant upon (but not before) expiration of the term of this Lease. If the rents received by Landlord from such subletting, after application as provided above, are insufficient in any month to pay the Monthly Rent and any Additional Rent due and payable hereunder for such month, Tenant shall pay such deficiency to Landlord monthly upon demand. Notwithstanding any such subletting for Tenant's account without termination, Landlord may at any time thereafter, by written notice to Tenant, elect to terminate this Lease by virtue of any previous Default hereunder by Tenant.

        13.2.2 Landlord may, at Landlord's election, terminate this Lease by giving Tenant written notice of termination, in which event this Lease shall terminate on the date set forth for termination in such notice. Tenant expressly acknowledges that in the absence of such written notice from Landlord, no other act of Landlord, including, without limitation, its re-entry into the Premises, its efforts to relet the Premises, its reletting of the Premises for Tenant's account, its storage of Tenant's personal property and Trade Fixtures, its acceptance of keys to the Premises from Tenant or its exercise of any other rights and remedies under this Section 13.2, shall constitute an acceptance of Tenant's surrender of the Premises or constitute a termination of this Lease or of Tenant's right to possession of the Premises. Upon such termination in writing of Tenant's right to possession of the Premises, as herein provided, this Lease shall terminate and Landlord shall be entitled to recover damages from Tenant as provided in any existing or future Law providing for recovery of damages for such breach, including, without limitation, the following:

           13.2.2.1  The reasonable cost of recovering the Premises; plus

           13.2.2.2 The reasonable cost of removing Tenant's Trade Fixtures and Leasehold Improvements; plus

           13.2.2.3 The acceleration of all rent (discounted to present value using a discount rate of seven percent (7%)) and any other sums due or to become due under this Lease;

           13.2.2.4 For purposes of this Section 13.2, (i) the term "rent" includes the Monthly Rent and all Additional Rent, and (ii) if it becomes necessary to determine the amount of Additional Rent that would have become due had Tenant not breached its obligations under this Lease, all such Additional Rent shall be computed on the basis of the average monthly amount thereof accruing during the immediately preceding twelve (12) month period, except that if it becomes necessary to compute such Additional Rent before such a twelve
(12) month period has occurred, then such rent shall be computed on the basis of the average monthly amount thereof accruing during such shorter period.

           13.2.2.5 Such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable Law.

        13.2.3 In the event Tenant breaches this Lease and abandons the Premises, this Lease shall not terminate unless Landlord gives Tenant written notice of its election to so terminate this Lease. No act by or on behalf of Landlord intended to mitigate the adverse effect of such breach, including those described by Section 13.2.2 immediately preceding, shall constitute a termination of Tenant's right to possession unless Landlord gives Tenant written notice of termination. Should Landlord not terminate this Lease by giving Tenant written notice, Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rent as it becomes due under the Lease.

        13.2.4 Nothing in this Section shall limit Landlord's right to indemnification from Tenant as provided elsewhere in this Lease, including, without limitation, Sections 10.3 and 15.2.3. Any notice given by Landlord in order to satisfy the requirements of Sections 13.1.1 or 13.1.2 above shall also satisfy the notice requirements of any applicable law regarding unlawful detainer proceedings.

        13.2.5 Landlord shall have a lien upon and a security interest in all of Tenant's property located on the Premises for the rent and all other payments to be made by Tenant to Landlord or any other person hereunder, for Tenant's performance of all of Tenant's obligations pursuant to this Lease and for all of Tenant's breaches thereof ; provided, however, if no Event of Default shall have occurred and be continuing, Landlord shall subordinate such lien to any lien on Tenant's property held by a bona fide lender.

        13.2.6 Tenant, for itself and on behalf of any persons claiming through or under Tenant, including creditors of all kinds, does hereby waive and surrender all rights and privileges which they or any of them might have under or by reason of any present or future Law, to redeem the Premises or to have a continuance of this Lease for the Lease Term after being dispossessed or ejected therefrom by the valid order of a court of competent jurisdiction.

     13.3  Landlord's Default and Tenant's Remedies:  If Landlord fails to
           ----------------------------------------
perform any of its obligations under this Lease and fails to cure such default within thirty (30) days after written notice from Tenant specifying the nature of such default where such default could reasonably be cured within said thirty (30) day period, or fails to commence such cure within said thirty (30) day period and thereafter continuously with due diligence prosecute such cure to completion where such default could not reasonably be cured within said thirty (30) day period, then Tenant, as its sole and exclusive remedy, may proceed in equity or at law to compel Landlord to perform its obligations. To the extent allowable by law, Tenant waives the provisions of any law regarding Tenant's right to terminate this Lease or to make repairs and deduct the expenses of such repairs from the rent due under the Lease.

     13.4  Waiver:  One party's consent to or approval of any act by the other
           ------
party requiring the first party's consent or approval shall not be deemed to waive or render unnecessary the first party's consent to or approval of any subsequent similar act by the other party. The receipt by Landlord of any rent or payment with or without knowledge of the breach of any other provision hereof shall not be deemed a waiver of any such breach unless such waiver is in writing and signed by Landlord. No delay or omission in the exercise of any right or remedy accruing to either party upon any breach by the other party under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or hereafter occurring. The waiver by either party of any breach of any provision of this Lease shall not be deemed to be a waiver of any subsequent breach of the same or any other provisions herein contained.

14.  ASSIGNMENT AND SUBLETTING:
     -------------------------

     14.1  By Tenant:  The following provisions shall apply to any direct or
           ---------
indirect assignment, subletting, change of control (as defined in Section 14.1.4 below) or other transfer by Tenant or any subtenant or assignee or other successor in interest of the original Tenant (collectively referred to in this Section as "Tenant"):

        14.1.1 Tenant shall not do any of the following (collectively referred to herein as a "Transfer"), whether voluntarily, involuntarily, or by operation of laws, without the prior written consent of Landlord: (i) sublet all or any part of the Building or Other Areas or allow it to be sublet, occupied or used by any person or entity other than Tenant; (ii) assign its interest in this Lease; (iii) transfer any right appurtenant to this Lease or the Premises; (iv) mortgage or encumber the Lease (or otherwise use the Lease as a security device) in any manner; or (v) terminate or materially amend or modify an assignment, sublease, or other transfer that has been previously approved by Landlord. Tenant shall reimburse Landlord for all reasonable costs and attorneys' fees incurred by Landlord in connection with the processing and/or documentation of any requested Transfer whether or not Landlord's consent is granted. Any Transfer so approved by Landlord shall not be effective until Tenant has paid all such costs and attorneys' fees to Landlord and delivered to Landlord an executed counterpart of the document evidencing the Transfer which (i) is in form approved by Landlord, (ii) contains substantially the same terms and conditions as stated in Tenant's notice given to Landlord pursuant to Section
14.1.2 below, and (iii) contains the agreement of the proposed Transferee to assume all obligations of Tenant related to the Transfer arising after the effective date of such Transfer and to remain jointly and severally liable therefor with Tenant. Any attempted Transfer without Landlord's consent shall constitute a Default by Tenant and shall be voidable at Landlord's option. Landlord's consent to any one Transfer shall not constitute a waiver of the provisions of Section 14.1 as to any subsequent Transfer nor a consent to any subsequent Transfer.

No Transfer, even with the consent of Landlord, shall relieve Tenant of its personal and primary obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease nor to be a consent to any Transfer.

        14.1.2 Tenant shall give Landlord at least thirty (30) days prior written notice of any desired Transfer and of the proposed terms of such Transfer including but not limited to (i) the name and legal composition of the proposed Transferee; (ii) a current financial statement of the Transferee, financial statements of the Transferee covering the preceding three years, and the "best available" financial statement of the Transferee for a period ending not more than one year prior to the proposed effective date of the Transfer, all of which statements are prepared in accordance with generally accepted accounting principles; (iii) the nature of the proposed Transferee's business to be carried on in or on the Premises; (iv) all consideration to be given on account of the Transfer; (v) a current financial statement of Tenant; and (vi) such other information as may be requested by Landlord. Tenant's notice shall not be deemed to have been served or given until such time as Tenant has provided Landlord with all information reasonably requested by Landlord pursuant to this Section 14.1.2. Tenant shall immediately notify Landlord of any modification to the proposed terms of such Transfer.

        14.1.3 LANDLORD MAY WITHHOLD ITS CONSENT TO ANY PROPOSED TRANSFER FOR ANY REASON OR NO REASON. If Tenant seeks to make any Transfer, then Landlord may withhold its consent to such Transfer, as permitted pursuant to Section 14.1.1 above, by giving Tenant written notice of its election within thirty (30) days after Tenant's notice of intent to Transfer has been deemed given to Landlord. Without otherwise limiting the criteria upon which Landlord may withhold its consent to any proposed Transfer, if Landlord withholds its consent where the proposed Transferee's net worth (according to generally accepted accounting principles) is less than the greater of (i) the net worth of Tenant (or guarantor if any) immediately prior to the Transfer, or (ii) the net worth of Tenant (or guarantor if any) as of the Effective Date, such withholding of consent shall be presumptively reasonable. Additionally, such withholding of consent by Landlord shall be presumptively reasonable if (x) at the time consent is requested or at any time prior to the grant of consent, Tenant is in Default under this Lease or would be in Default under this Lease but for the pendency of any grace or cure period specified in this lease; or (y) in Landlord's reasonable judgment, the use of the premises by the proposed Transferee would involve occupancy in violation of this Lease. If Landlord approves of any assignment by Tenant of its interest in this Lease, then Tenant shall pay to Landlord all consideration received by Tenant over and above the assignee's agreement to assume the obligations of Tenant under this Lease. If Landlord approves of any subletting by Tenant of all or part of the Premises, then Landlord shall be entitled to keep the positive difference, if any, between (a) all rent and other consideration paid by the subtenant to Tenant, less (b) all rent paid by Tenant to Landlord pursuant to this Lease which is allocable to the area so sublet. As used herein, the term "consideration" shall mean any consideration of any kind received, or to be received, by Tenant as a result of the Transfer, if such sums are related to Tenant's interest in this lease or in the Premises, including payments (in excess of the fair market value thereof) for Tenant's assets, fixtures, leasehold improvements, inventory, accounts, goodwill, equipment, furniture, general intangibles and any capital stock or other equity ownership interest in Tenant.

        14.1.4 If Tenant is a corporation, any dissolution, merger, consolidation, or other reorganization of Tenant, or the sale or transfer in the aggregate over the Lease Term of a controlling percentage of the capital stock of Tenant, shall be deemed a Transfer of Tenant's interest in this Lease. The phrase "controlling percentage" or "change of control" means the ownership of and the right to vote stock possessing more than fifty percent (50%) of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for the election of directors. If Tenant is a partnership, any withdrawal or substitution (whether voluntary, involuntary, or by operation of law and whether occurring at one time or over a period of time) of any partner(s) owning twenty-five percent (25%) or more (cumulatively) of any interest in the capital or profits of the partnership, or the dissolution of the partnership, shall be deemed a Transfer of Tenant's interest in this Lease. Notwithstanding the foregoing, any sale or transfer of Tenant's capital stock over any nationally recognized public exchange (specifically excluding, without limitation, any so-called "penny stock" exchanges) shall not be deemed a Transfer hereunder.

        14.1.5 It is the intent of the parties hereto that this Lease shall confer upon Tenant only the right to use and occupy the Premises and to exercise such other rights as are conferred upon Tenant by this Lease. The parties agree that this Lease is not intended to have a bonus value, nor to serve as a vehicle whereby Tenant may profit by a future Transfer of this Lease or the right to use or occupy the Premises as a result of any favorable terms contained herein or any future changes in the market for leased space.

        14.1.6 Tenant irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent or other consideration not otherwise payable to Landlord by reason of any Transfer. Landlord, as assignee of Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent or other consideration and apply it toward Tenant's obligation under this Lease, provided, however, that until occurrence of any Default by Tenant and following the expiration of any applicable cure period, Tenant may collect and retain such rent or other consideration not otherwise payable to Landlord.

     14.2  By Landlord:  Landlord and its successors in interest shall have the
           -----------
right to transfer their interest in the Premises at any time and to any person or entity. In the event of any such transfer, the Landlord originally named herein (and in the case of any subsequent transfer, the transferor) from the date of such transfer, (i) shall be automatically relieved, without any further act by any person or entity, of all liability for the performance of the obligations of the Landlord hereunder which may accrue after the date of such transfer, and (ii) shall be relieved of all liability for the performance of the obligations of the Landlord hereunder which have accrued before the date of transfer if its transferee agrees to assume and perform all such obligations of the Landlord hereunder. After the date of any such transfer, the term "Landlord" as used herein shall mean the transferee of such interest in the Premises.

15.  WASTE DISPOSAL AND HAZARDOUS MATERIALS:
     --------------------------------------

     15.1  Waste Disposal:  Tenant shall store its waste either inside the
           --------------
Premises or within outside trash enclosures that are designated for such storage. Tenant shall cause all of its waste to be regularly removed from the Premises at Tenant's sole cost. Tenant shall keep all fire corridors and mechanical equipment rooms in the Premises free and clear of all obstructions at all times.

     15.2  Hazardous Materials:
           -------------------

        15.2.1  Definitions:
                -----------

           15.2.1.1  Environmental Laws:  "Environmental Laws" means all local,
                     ------------------
state or federal laws, statutes, ordinances, rules, regulations, judgments, injunctions, stipulations, decrees, orders, permits, approvals, treaties or protocols now or hereafter enacted, issued or promulgated by any governmental authority which relate to any Hazardous Material or to the use, handling, transportation, production, disposal, discharge, release, emission, sale or storage of, or the exposure of any person to, a Hazardous Material.

           15.2.1.2  Hazardous Material:  "Hazardous Material" means any
                     ------------------
material or substance that is now or hereafter prohibited or regulated by any law or that is now or hereafter designated by any governmental authority to be radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment, including, without limitation, crude oil or any fraction thereof, asbestos or radon gas.

        15.2.2  Hazardous Materials Questionnaire:  Tenant shall complete, and
                ---------------------------------
duly execute by the Commencement Date, , a copy of the questionnaire pertaining to Tenant's use of Hazardous Materials attached hereto as Exhibit E (the
                                                          ---------
"Hazardous Materials Questionnaire"). Tenant represents and warrants to Landlord that, to the best of Tenant's knowledge, all information stated in the Hazardous Materials Questionnaire is true and correct as of the Effective Date. Should Tenant become aware of any changes to the Hazardous Materials Questionnaire at any time during the Lease Term, Tenant shall promptly update and amend within thirty (30) days of becoming aware of such changes the Hazardous Materials Questionnaire to reflect such changes thereto. Tenant and Tenant's Agents shall not cause or permit the use, generation, storage, disposal, transportation or release of any Hazardous Materials on, under, in, above, to, or from the Premises except that which is (i) fully described in the Hazardous Materials Questionnaire, (ii) in compliance with Environmental Laws and all applicable Laws and (iii) required for and solely incidental to Tenant's principal use and operation of the Premises. Tenant may not use at the Premises any Hazardous Materials other than those specified in the Hazardous Materials Questionnaire, or in quantities different from those specified in the Hazardous Materials Questionnaire, unless Tenant obtains Landlord's prior written consent to such new use and submits a new Hazardous Materials Questionnaire that accurately describes the new use. Notwithstanding the above, Tenant shall not allow and shall prevent the release or threat of release into the environment at or from the Premises of petroleum, petroleum products, or hazardous substances as defined by the Comprehensive Environmental Response Compensation Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. (S) 9601 et seq.

        15.2.3  Indemnity:  Tenant shall cause any handling, transportation,
                ---------
storage, treatment, disposal or use of Hazardous Materials by Tenant or Tenant's Agents after the Commencement Date in or about the Premises to comply strictly with all Laws, including, without limitation, applicable Environmental Laws. In addition to Tenant's other indemnity obligations under this Lease, Tenant shall protect, indemnify, defend upon demand with counsel reasonably acceptable to Landlord, and hold harmless Landlord and its employees, agents, contractors, successors and assigns from and against any and all liabilities, losses, claims, damages, lost profits, consequential damages, interest, penalties, fines, monetary sanctions, attorneys' fees, experts' fees, court costs, remediation costs, investigation costs, and other expenses which result from or arise in any manner whatsoever in whole or in part, out of (i) the use, storage, treatment, transportation, release, or disposal of Hazardous Materials on or about the Premises, by Tenant or Tenant's Agents after the Commencement Date, or (ii) the disposal or release of any Hazardous Materials on the surface of the Premises occurring after the Commencement Date and prior to the termination of this Lease that is not the result of the negligent acts or willful misconduct of Landlord or Landlord's agents, contractors, invitees, or tenants (excluding Tenant). Tenant shall not suffer any lien to be recorded against the Premises as a consequence of the release, discharge or disposal of any Hazardous Materials in, on under or about the Premises by Tenant or any of Tenant's Agents, including any state, federal, or local "superfund" lien related to the removal or remediation of any Hazardous Materials in, over, on, under, through, or about the Premises.

        15.2.4  Confidentiality:  Tenant shall give written notice to Landlord
                ---------------
as soon as reasonably practicable of (i) any communication received from any governmental authority concerning Hazardous Materials which relates to the Premises, and (ii) any contamination of the Premises by Hazardous Materials which constitutes a violation of any Environmental Law or other applicable Laws. Tenant shall keep such information confidential, except for (i) disclosures that are approved by Landlord, (ii) disclosures required by Law or (iii) disclosures to any environmental consultant, lender, purchaser, prospective purchaser, attorneys for Landlord or brokers for Landlord, so long as an agreement of confidentiality is obtained from a party to whom the disclosure is to be made, and (iv) disclosures in connection with any litigation or administrative proceeding in which Tenant is involved.

        15.2.5  Survival of Obligations:  The obligations of Tenant under
                -----------------------
Section 15.2 shall survive the expiration or earlier termination of the Lease Term. In the event of any inconsistency between any other part of this Lease and
Section 15.2, the terms of Section 15.2 shall control.

16.  GENERAL PROVISIONS:
     ------------------

     16.1  Landlord's Right to Enter:  Landlord's Representative may enter
           -------------------------
the Premises at any reasonable time, following forty-eight (48) hours notice except in the case of an emergency, for the purpose of (i) inspecting the same,
(ii) posting notices of non-responsibility, (iii) except as set forth below, showing the Premises to prospective purchasers, mortgagees or tenants (during the last year of the Lease Term only), (iv) making necessary alterations, additions, or repairs, (v) performing Tenant's obligation when Tenant has failed to do so after written notice from Landlord, (vi) placing upon the Premises ordinary "for lease" or "for sale" signs, and/or (vii) in case of an emergency. In the case of an emergency, Landlord's Representative may enter the Premises by means of a master key or may use any and all other means it may deem necessary and proper to open the doors of the Premises. Such master key shall at all times be maintained at Landlord's security office located at Micron Technology, Inc., 8000 S. Federal Way, Boise, Idaho and signed out to Landlord's Representative. Landlord's Representative shall use reasonable efforts to comply with Tenant's security measures during any such entry. Any entry into the Premises or portions thereof obtained by Landlord's Representative by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof. Tenant shall accompany Landlord's Representative during any scheduled entry and Landlord's Representative shall use all reasonable efforts (without requiring Landlord to incur any extra expense or to perform work outside of normal business hours) to avoid interfering with Tenant's use of the Premises during such entry. Notwithstanding the above, Tenant may limit access to designated restricted areas of the Building, such as the cleanroom, by prospective purchasers, mortgagees, or tenants. Landlord and Tenant shall negotiate in good faith in order to determine in advance which areas of the Building in addition to the cleanroom and cleanroom plenum will be designated as restricted areas.

     16.2  Surrender of the Premises:  Immediately prior to the expiration or
           -------------------------
upon the sooner termination of this Lease, Tenant shall remove all of Tenant's Trade Fixtures and other personal property and vacate and surrender the Premises to Landlord in the same condition as existed at the Commencement Date, reasonable wear and tear and damage caused by casualty or condemnation excepted, with all interior walls cleaned, all carpets shampooed and cleaned, all HVAC equipment within the Building in operating order and in good repair, and all floors cleaned, all to the reasonable satisfaction of Landlord. If Landlord so requests, Tenant shall, prior to the expiration or sooner termination of this Lease, remove any Leasehold Improvements and repair all damage caused by such removal. If the Premises are not so surrendered at the termination of this Lease, then Tenant shall be liable to Landlord for all costs incurred by Landlord in returning the Premises to the required condition, plus interest on all costs incurred at the Agreed Interest Rate. Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant.

     16.3  Holding Over:  This Lease shall terminate without further notice at
           ------------
the expiration of the Lease Term. Any holding over by Tenant after expiration of the Lease Term shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the Premises, except as expressly provided in this Lease. Any holding over after such expiration with the consent of Landlord shall be construed to be a tenancy from month-to-month on the same terms and conditions herein specified insofar as applicable, except that Monthly Rent shall be increased to One Hundred Sixty Thousand Dollars and No Cents ($160,000.00).

     16.4  Subordination:  The following provisions shall govern the
           -------------
relationship of this Lease to any underlying lease, mortgage or deed of trust which now or hereafter affects the Premises, and any renewal, modification, consolidation, replacement or extension thereof (collectively "Security Instruments"), which have been or may hereafter be executed affecting the Premises.

        16.4.1 This Lease is subject and subordinate to all Security Instruments existing as of the Effective Date; provided, however, that to Landlord's current actual knowledge (with no duty of inquiry) there are no Security Instruments encumbering the Premises as of the Effective Date.

        16.4.2 At Landlord's election, this Lease shall become subject and subordinate to any Security Instruments created after the Effective Date. However, if Landlord, Landlord's Lender or any other successor to Landlord elects in writing, this Lease shall be deemed superior to the Security Instrument specified, regardless of the date of recording, and Tenant will execute an agreement confirming this election on request.

        16.4.3 Tenant shall execute any document or instrument required by Landlord or any Lender to make this Lease either prior or subordinate to any Security Instruments, which may include such other matters as the Lender customarily requires in connection with such agreements, including provisions that the Lender not be liable for any defaults on the part of Landlord occurring prior to the time the Lender takes possession of the Premises in connection with the enforcement of its Security Instrument. Tenant's failure to execute any such document or instrument within ten (10) days after written demand therefor shall constitute a Default by Tenant.

        16.4.4 Notwithstanding the foregoing, Landlord shall provide Tenant with a non-disturbance agreement in favor of Tenant from the holder of any future Security Instrument (on such entity's then standard form), which provides, among other matters, that as long as Tenant is not in Default (beyond any applicable notice and cure period), this Lease shall not be terminated by foreclosure or sale pursuant to the terms of such mortgage or lien and all of Tenant's rights under this Lease will continue to be recognized.

     16.5  Tenant's Attornment:  Tenant shall after written notice from
           -------------------
Landlord attorn (i) to any purchaser of the Premises at any foreclosure sale or private sale conducted pursuant to any security instrument encumbering the Premises, and (ii) to any grantee or transferee designated in any deed given in lieu of foreclosure; provided the transferee agrees to recognize Tenant's rights under this Lease which accrue after the date of the transfer in question. Tenant hereby waives the protection of any Laws which give or purport to give Tenant any right to terminate this Lease or surrender possession of the Premises upon the transfer of Landlord's interest.

     16.6  Lender Protection:  In the event of any default on the part of the
           -----------------
Landlord, Tenant will give notice by registered mail to any Lender whose name, if any, has been provided to Tenant and shall offer Lender a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or judicial foreclosure or other appropriate legal proceedings, if such should prove necessary to effect a cure.

     16.7  Estoppel Certificates and Financial Statements:  At all times during
           ----------------------------------------------
the Lease Term, Tenant agrees, within fifteen (15) days after any request by Landlord, promptly to execute and deliver to Landlord an estoppel certificate,
(i) certifying that this Lease is unmodified and in full force and effect, or if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect, (ii) stating the date to which the rent and other charges are paid in advance, if any, (iii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or if there are uncured defaults, stating the nature of such uncured defaults, and (iv) certifying such other information about the Lease as may be reasonably required by Landlord. Tenant's failure to deliver an estoppel certificate within fifteen (15) days after delivery of Landlord's request therefore shall be a conclusive admission by Tenant that, as of the date of the request for such statement, (i) this Lease is unmodified except as may be represented by Landlord in said request and is in full force and effect, (ii) there are no uncured defaults in Landlord's performance, and (iii) no rent has been paid in advance. At any time during the Lease Term, Tenant shall, upon fifteen (15) days' prior written notice from Landlord, provide Tenant's most recent publicly filed financial statement and publicly filed financial statements covering the twenty-four (24) month period prior to the date of such most recent publicly filed financial statement to any existing Lender or to any potential Lender or buyer of Landlord's interest in the Premises. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

     16.8  Force Majeure:  Any prevention, delay, or stoppage due to strikes,
           -------------
lockouts, inclement weather, labor disputes, inability to obtain labor, materials, fuels or reasonable substitutes therefor, governmental restrictions, regulations, controls, action or inaction, civil commotion, fire or other acts of God, and other causes beyond the reasonable control of either party to perform shall excuse the performance thereof, for a period equal to the period of any said prevention, delay, or stoppage, of any obligation hereunder -- except Tenant's obligations under Section 4.2, Section 15.1, and Section 15.2, and Tenant's obligation to pay Monthly Rent, Additional Rent, or any other payment obligations required by this Lease.

     16.9  Notices:  Any notice required or desired to be given regarding this
           -------
Lease shall be in writing and shall be personally served, or in lieu of personal service may be given by mail. Personally served notices shall be deemed to have been given when received by the party, if served by mail, such notice shall be deemed to have been given (i) on the third business day after mailing to the party if such notice was deposited in the United States mail, certified and postage prepaid, addressed to the party to be served at the address set forth below, and (ii) in all other cases when actually received. Either party may change its address by giving notice of same in accordance with this Section.

     To Micron at:                 To Tenant at - the Premises.

     Micron Technology, Inc.       PixTech, Inc.
     8000 S. Federal Way           3350 Scott Blvd., Bldg. 37
     Boise, ID 83716               Santa Clara, CA 95054
     Facsimile:  (208) 368-5555    Facsimile:  (408) 986-9896
     Attn:  Jan Nowak              Attn:  Dieter Mezger

     With a required copy to:      With a required copy to:

     Micron Technology, Inc.       PixTech, Inc.
     8000 S. Federal Way           3350 Scott Blvd., Bldg. 37
     P.O. Box 6                    Santa Clara, CA 95054
     Boise, ID 83707-0006
     Facsimile:  (208) 368-4540    Facsimile:  (408) 986-9896
     Attn:  General Counsel        Attn:  Michel Garcia

     16.10  Attorneys' Fees:  If either party shall bring any action or legal
            ---------------
proceeding for an alleged breach of any provision of this Lease, to recover rent, to terminate this Lease or to otherwise enforce, protect or establish any term or covenant of this Lease, then the prevailing party shall be entitled to recover as a part of such action or proceedings, or in a separate action brought for that purpose, reasonable attorneys' fees and court costs as may be fixed by the court.

     16.11  Corporate Authority:  If Tenant is a corporation (or a partnership),
            -------------------
each individual executing this Lease on behalf of said corporation (or partnership) represents and warrants that he/she is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with the bylaws of said corporation (or partnership in accordance with the partnership agreement of said partnership) and that this Lease is binding upon said corporation (or partnership) in accordance with its terms. If Tenant is a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in the state in which the Premises is located and that the corporation has full right and authority to enter into this Lease. If Tenant is a corporation Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of the resolution of the board of directors of said corporation authorizing or ratifying the execution of this Lease.

     16.12  Miscellaneous:  Should any provisions of this Lease prove to be
            -------------
invalid or illegal, such invalidity or illegality shall in no way affect, impair or invalidate any other provision hereof, and such remaining provisions shall remain in full force and effect. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor. The captions used in this Lease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof. Any executed copy of this Lease shall be deemed an original for all purposes. This Lease shall, subject to the provisions regarding assignment, apply to and bind the respective heirs, successors, executors, administrators and assigns of Landlord and Tenant. "Party" shall mean Landlord or Tenant, as the context implies. If Tenant consists of more than one person or entity, then all members of Tenant shall be jointly and severally liable hereunder. If Tenant is a corporation, nothing in this Section is intended to confer personal liability upon the officers or shareholders of Tenant. This Lease shall be construed and enforced in accordance with the laws of the state in which the Premises is located. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against either Landlord or Tenant. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural. When a party is required to do something by this Lease, it shall do so at its sole cost and expense without right of reimbursement from the other party unless specific provision is made therefor. All measurements of gross leasable area shall be made from the outside faces of exterior walls and the centerline of joint partitions. Landlord makes no covenant or warranty as to the exact square footage of any area. Where Tenant is obligated not to perform any act, Tenant is also obligated to restrain any others within its control from performing said act, including Agents, invitees, contractors, subcontractors and employees. Landlord shall not become or be deemed a partner nor a joint venturer with Tenant by reason of the provisions of this Lease. Except as expressly provided otherwise herein, if either party's consent or approval is required as a condition to the doing of any act by the other party, such consent shall not be unreasonably withheld.

     16.13  Brokerage Commissions:  Tenant warrants that it has not had any
            ---------------------
dealings with any real estate brokers, leasing agents, salesmen, or incurred any obligations for the payment of real estate brokerage commissions or finder's fees which would be earned or due and payable by reason of the execution of this Lease.

     16.14  Consents and Approvals:  Wherever the consent, approval, judgment
            ----------------------
or determination of Landlord is required or permitted under this Lease, Landlord may exercise its good faith business judgment in granting or withholding such consent or approval or in making such judgment or determination without reference to any extrinsic standard of reasonableness, unless the provision providing for such consent, approval, judgment or determination specifies that Landlord's consent or approval is not to be unreasonably withheld, or that such judgment or determination is to be reasonable, or otherwise specifies the standards under which Landlord may withhold its consent. Notwithstanding anything to the contrary contained in this Lease, if it is determined that Landlord failed to give its consent where it was required to do so under this Lease, Tenant shall be entitled to specific performance but not to monetary damages for such failure. The review and/or approval by Landlord of any item to be reviewed or approved by Landlord under the terms of this Lease or any Exhibits hereto shall not impose upon Landlord any liability for accuracy or sufficiency of any such item or the quality or suitability of such item for its intended use. Any such review or approval is for the sole purpose of protecting Landlord's interest in the Premises under this Lease, and no third parties, including Tenant, its Agents, employees, contractors, invitees, or any person or entity claiming by, through or under Tenant, shall have any rights hereunder.

     16.15  Termination by Exercise of Option:  Except as otherwise set forth
            ---------------------------------
herein, if this Lease is terminated pursuant to its terms by the proper exercise of an option to terminate specifically granted to Landlord or Tenant by this Lease, then this Lease shall terminate thirty (30) days after the date the option to terminate is properly exercised (unless another date is specified in that part of the Lease creating the option, in which event the date so specified for termination shall prevail), the rent and all other charges due hereunder shall be prorated as of the date of termination, and neither Landlord nor Tenant shall have any further rights or obligations under this Lease except for those that have accrued prior to the date of termination. This Section does not apply to a termination of this Lease by Landlord as a result of a Default by Tenant.

     16.16  Entire Agreement:  This Lease constitutes the entire agreement
            ----------------
between the parties, and there are no binding agreements or representations between the parties except as expressed herein. Tenant acknowledges that neither Landlord nor Landlord's agent(s) has made any representation or warranty as to
(i) whether the Premises may be used for Tenant's intended use under existing Law or (ii) the suitability of the Premises for the conduct of Tenant's business or the condition of any improvements located thereon. Tenant expressly waives all claims for damage by reason of any statement, representation, warranty, promise or other agreement of Landlord or Landlord's agent(s), if any, not contained in this Lease or in any addendum or amendment hereto. No subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease with the intent to be legally bound thereby, to be effective as of the Effective Date of this Lease.

LANDLORD:                           TENANT:

MICRON TECHNOLOGY,                  PIXTECH, INC., a Delaware
INC., a Delaware corporation        corporation

By: /s/ W.G. Stover, Jr.            By: /s/ Dieter Mezger
    --------------------------          ------------------------
Printed                             Printed
Name:                               Name:
      ------------------------            ----------------------
Title:                              Title:
      ------------------------            ----------------------
                                       34